Prospectus

October 29, 2004

Class I Shares

One Group® Bond Fund

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For use by Bank One Corporation Savings and Investment Plan.

Table of

CONTENTS

Fund Summary: Investments, Risk & Performance
One Group Bond Fund	1

More About the Fund
Principal Investment Strategies	6
Investment Risks	7
Portfolio Quality	8
Temporary Defensive Positions	9
Portfolio Turnover	10

How to Do Business with the Fund
Purchasing Fund Shares	11
Redeeming Fund Shares	13

Future Changes to Certain Information Concerning the Fund
Summary of Changes	14
Fees and Expenses	18
Advisory Fees	18
Shareholder Servicing Fees	19
New Fund Name Effective February 19, 2005	19

Shareholder Information
Voting Rights	20
Dividend Policies	20
Tax Treatment of Shareholders	20
Shareholder Inquiries	21
Availability of Proxy Voting Record	21
Portfolio Holdings Disclosure	22

Management of the Fund
The Advisor	23
Advisory Fees	23
Additional Compensation to Financial Intermediaries — Revenue Sharing and Other Arrangements	23
The Fund Manager	24
Fund Manager Compensation and Fund Holdings	24

Legal Proceedings and Additional Fee and Expense Information	25
Financial Highlights	30
Appendix A: Investment Practices	31

ONE GROUP®	Bond Fund

FUND SUMMARY: INVESTMENTS, RISK & PERFORMANCE

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

What are the Fund’s main investment strategies?

The Fund invests mainly in investment grade bonds and debt securities (or unrated bonds and debt securities which Banc One Investment Advisors determines to be of comparable quality). These include U.S. government obligations and mortgage-backed and asset-backed securities. Banc One Investment Advisors analyzes four major factors in managing and constructing the Fund: duration, market sector, maturity concentrations and individual securities. Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. For more information about the Bond Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

What is a bond?

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero coupon obligations.

What are the main risks of investing in the Fund?

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Fund. For additional information on risk, please read “Investment Risks.”

MAIN RISKS

Interest Rate Risk. The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

FUND SUMMARY	Bond Fund

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk. As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Derivative Risk. The Fund may invest in securities that may be considered to be derivatives. The value of derivative securities is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Fund may decline. Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

Not FDIC Insured. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND SUMMARY	Bond Fund

How has the Fund performed?

By showing the variability of the Fund’s performance from year to year, the following chart and table help show the risk of investing in the Fund. Please remember that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Bar Chart (per calendar year)1 — Class I Shares

The Bar Chart shows changes in the Fund’s performance from year to year. Total returns assume reinvestment of dividends and distributions.

[1]	For the period January 1, 2004 through September 30, 2004, the Fund’s total return was 3.51%. The performance information for periods prior to March 22, 1999 reflects the performance of the predecessor to the Pegasus Bond Fund and the Pegasus Bond Fund.

Best Quarter:	7.61%	2Q1995	Worst Quarter:	-2.66%	1Q1994

FUND SUMMARY	Bond Fund

The Average Annual Total Returns Table shows how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Average annual total returns for more than one year tend to smooth out variations in the Fund’s total returns and are not the same as actual year-by-year results.

Average Annual Total Returns through December 31, 20031

	INCEPTION DATE OF CLASS	1 YEAR	5 YEARS	10 YEARS	PERFORMANCE SINCE 12/31/83
Class I	6/1/91
Return Before Taxes		3.98%	6.80%	7.17%	9.18%
Return After Taxes on Distributions		2.12%	4.30%	4.58%	7.42%
Return After Taxes on Distributions and Sale of Fund Shares		2.56%	4.23%	4.49%	7.12%
Lehman Brothers Aggregate Bond Index[2] (no deduction for fees, expenses or taxes)		4.10%	6.62%	6.95%	9.37%
Lipper Intermediate U.S. Government Fund Index[3] (no deduction for taxes)		2.18%	5.80%	5.96%	*
[1]	The performance information for periods prior to March 22, 1999 reflects the performance of a common trust fund, the predecessor to the Pegasus Bond Fund, and the Pegasus Bond Fund. The predecessor to the Pegasus Bond Fund commenced operations on June 1, 1991 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund.
[2]	The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.
[3]	The Lipper Intermediate U.S. Government Fund Index is typically comprised of the 30 largest mutual funds within this Lipper category and consists of the equally weighted average monthly returns of these funds. Unlike the index shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
*	Index did not exist.

FUND SUMMARY	Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information provided is based upon the fees and expenses incurred by the Fund during the most recent fiscal year.

Effective February 19, 2005, One Group Mutual Funds’ fees and expenses will be modified. Total Annual Fund Operating Expenses may increase or decrease as a result of these changes. For a discussion of these changes applicable to the Fund, please see the section entitled “FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUND.” Investors should carefully consider this additional information when making a decision to invest in the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS I
Investment Advisory Fees	.60%
Other Expenses	.21%
Total Annual Fund Operating Expenses	.81%
Fee Waiver and/or Expense Reimbursement[1]	(.21)%
Net Expenses	.60%
[1]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .60% of the average daily net assets of the Class I shares for the period beginning October 29, 2004 through October 31, 2006. For the period beginning February 19, 2005 through October 31, 2006, please refer to the fee and expense table applicable to the Fund in the section entitled “FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUND.” In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine from time to time.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Information provided for the first year is based upon the Net Expenses shown in the fee and expense table. Subsequent periods are based on Total Annual Fund Operating Expenses. Your actual costs may be higher or lower than those shown.

For all periods, the examples do not reflect any changes to the Fund’s fees and expenses that are scheduled to take effect February 19, 2005. Please refer to the section entitled “FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUND” for examples reflecting the fees and expenses for the Fund beginning February 19, 2005.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$61	$238	$429	$982
[1] Without contractual fee waivers, 1 Year expenses would be $83.

More About the Fund

The Fund described in this prospectus is a series of One Group Mutual Funds and is managed by Banc One Investment Advisors. For more information about the Fund and Banc One Investment Advisors, please read “Management of the Fund” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

This prospectus describes a mutual fund with the investment objective of maximizing total return. Banc One Investment Advisors selects securities for the Fund by analyzing both individual securities and different industry sectors. Banc One Investment Advisors looks for sectors and securities that it believes will perform consistently well over time as measured by total return. The Fund attempts to enhance total return by selecting market sectors that offer risk/reward advantages based on structural risks and credit trends. Individual securities that are purchased by the Fund are subject to a disciplined risk/reward analysis both at the time of purchase and on an ongoing basis. This analysis includes an evaluation of interest rate risk, credit risk and risks associated with the complex legal and technical structure of the investment (e.g., asset-backed securities and mortgage-backed securities). In addition, the principal investment strategies that are used to meet the Fund’s investment objective described in “Fund Summary: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

FUNDAMENTAL POLICIES

A Fund’s investment strategy may involve “fundamental
policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. All fundamental policies are specifically identified.

There can be no assurance that the Fund will achieve its investment objective. Please note that the Fund may also use strategies that are not described below, but which are described in the Statement of Additional Information.

ONE GROUP BOND FUND. The Fund invests in all types of debt securities rated as investment grade (or unrated debt securities which Banc One Investment Advisors determines to be of comparable quality), as well as preferred stock and loan participations. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

•	As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. Generally, such bonds will have intermediate to long maturities.

•	The Fund also may purchase taxable or tax-exempt municipal securities.

•	The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

•	The Fund’s average weighted maturity will ordinarily range between four and 12 years, although the Fund may shorten its weighted average maturity if deemed appropriate for temporary defensive purposes.

WHAT IS AVERAGE WEIGHTED MATURITY?

Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms “Intermediate” and “Short-Term” in a Fund’s name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

INVESTMENT RISKS

The main risks associated with investing in the Fund are described below and in “Fund Summary: Investments, Risk & Performance” at the front of this prospectus.

FIXED INCOME SECURITIES. Investments in fixed income securities (for example, bonds) will increase or decrease in value based on changes in interest rates. If rates increase, the value of a Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in a Fund will increase and decrease as the value of the Fund’s investments increase and decrease. While securities with longer duration and maturities tend to produce higher yields, they also are subject to greater fluctuations in value when interest rates change. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Fixed income securities also are subject to the risk that the issuer of the security will be unable to meet its repayment obligations.

U.S. GOVERNMENT SECURITIES. U.S. government securities may be guaranteed by the U.S. Treasury, by the right to borrow from the U.S. Treasury, or only by the agency or instrumentality issuing the security. Certain agencies and instrumentalities are supported only by the right of the issuer to borrow from the U.S. Treasury, while others are supported by their own credit. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities unless required to do so by law.

Mortgage-backed securities may be issued by various U.S. governmental agencies such as Ginnie Mae, U.S. government-related organizations such as Fannie Mae and Freddie Mac, and non-governmental issuers. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on its securities. By contrast, U.S. government-related organizations such as Fannie Mae and Freddie Mac may guarantee the timely payment of principal and interest on their securities, but such guarantees are not backed by the full faith and credit of the U.S. government.

DERIVATIVES. The Fund may invest in securities that may be considered to be derivatives. These securities may be more volatile than other investments. Derivatives present, to varying degrees, market, credit, leverage, liquidity and management investment risks.

WHAT IS A DERIVATIVE? Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

LOWER-RATED INVESTMENT GRADE SECURITIES. The Fund may purchase debt securities rated in the lowest investment grade category. Securities in this rating category are considered to have speculative characteristics. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.

SMALL-CAPITALIZATION COMPANIES. Investments in smaller, younger companies may be riskier and more volatile than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be a greater and more frequent fluctuation in the value of their securities. This may cause unexpected decreases in the value of your investment in a Fund.

For more information about risks associated with the types of investments that the Fund purchases, please read “Fund Summary: Investments, Risk & Performance,” Appendix A and the Statement of Additional Information.

PORTFOLIO QUALITY

Various rating organizations (like Standard & Poor’s Ratings Service and Moody’s Investors Service, Inc.) assign ratings to securities (other than equity securities). Generally, ratings are divided into two main categories: “Investment Grade Securities” and “Non-Investment Grade Securities.” Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.

The Fund only purchases securities that meet the rating criteria described below. Banc One Investment Advisors will look at a security’s rating at the time of investment. If the securities are unrated, Banc One Investment Advisors must determine that they are of comparable quality to rated securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Banc One Investment Advisors will consider such an event in determining whether the Fund should continue to hold the security.

DEBT SECURITIES

•	The Fund may invest in debt securities rated in any of the four investment grade rating categories.

PREFERRED STOCK

•	The Fund may only invest in preferred stock rated in any of the four highest rating categories.

MUNICIPAL SECURITIES

•	The Fund may only invest in municipal bonds rated in any of the four highest rating categories. Other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations must be rated in the highest or second highest rating categories.

COMMERCIAL PAPER

•	The Fund may invest in commercial paper rated in the highest or second highest rating category.

For more information about ratings, please see “Description of Ratings” in the Statement of Additional Information. In addition, for more information about risks associated with the types of investments that the Fund purchases, please read “Fund Summary: Investments, Risks & Performance,” Appendix A and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, produce taxable income, and prevent the Fund from meeting its investment objective.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it will not be pursuing its investment objectives. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

PORTFOLIO TURNOVER

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. Portfolio turnover may vary greatly from year to year, as well as within a particular year. Higher portfolio turnover rates will likely result in higher transaction costs to the Fund. The portfolio turnover rate for the Fund for the fiscal year ended June 30, 2004 is shown in the Financial Highlights.

How to Do Business with the Fund

PURCHASING FUND SHARES

How much do shares cost?

•	Shares are sold at net asset value (“NAV”).

•	NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

•	The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations for the Fund’s portfolio securities. Certain short-term securities are valued at amortized cost which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund’s NAV is calculated that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value.

•	The Fund is open for business every day, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

•	Purchase requests received by the Fund or an authorized agent of the Fund in proper form before 4:00 p.m. Eastern Time (“ET”) will be effective that day. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day.

•	The Fund’s NAV may change every business day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes.

•	It is the responsibility of the Bank One Corporation Savings and Investment Plan to send your purchase or redemption order to the Fund. Bank One Corporation Savings and Investment Plan may have an earlier cut-off time for purchase and redemption requests. Please contact the Bank One Corporation Savings and Investment Plan at 1-888-506-401K for information regarding cut-off times for purchase and redemption requests.

•	Share ownership is electronically recorded. Therefore, no certificate will be issued.

•	The One Group Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The One Group Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of these Funds, or exchanges between or among one of these Funds, that indicates market timing or trading that they determine is abusive.

•	The Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the One Group Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

•	Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify or do not monitor for market timers effectively, long-term investors may be adversely affected. Although the Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

•	Subject to the foregoing, the Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

•	Certain of the One Group Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the One Group Short-Term Municipal Bond Fund, One Group Ultra Short-Term Bond Fund, One Group Short-Term Bond Fund, One Group Treasury & Agency Fund and the One Group money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

•	In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How do I buy Fund shares?

Please call 1-888-506-401K for information on participating in the Bank One Corporation Savings and Investment Plan.

REDEEMING FUND SHARES

How do I redeem shares?

•	Please call 1-888-506-401K for information on changing your investment options.

•	Redemption requests received by the Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day.

•	It is the responsibility of the Bank One Corporation Savings and Investment Plan to send your purchase or redemption order to the Fund. Bank One Corporation Savings and Investment Plan may have an earlier cut-off time for purchase and redemption requests. Please contact the Bank One Corporation Savings and Investment Plan at 1-888-506-401K for information regarding cut-off times for purchase and redemption requests.

Additional Information Regarding Redemptions

•	The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	The SEC has permitted a suspension; or

4.	An emergency exists, as determined by the SEC

The Statement of Additional Information offers more details about this process.

•	You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Future Changes to Certain Information Concerning the Fund

SUMMARY OF CHANGES

On July 1, 2004, Bank One Corporation, the former corporate parent of Banc One Investment Advisors, the Distributor, and One Group Administrative Services, Inc. (“Administrator”), merged into JPMorgan Chase & Co. Banc One Investment Advisors, the Distributor and the Administrator are the investment adviser, the distributor and the administrator, respectively, to One Group Mutual Funds. As a consequence of the merger, on that date Banc One Investment Advisors, the Administrator and the Distributor became affiliates of both J.P. Morgan Investment Management Inc. (“JPMIM”) and JPMorgan Chase Bank. JPMIM is the investment adviser to the JPMorgan Funds, and JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds.

Both One Group Mutual Funds and the JPMorgan Funds offer numerous investment portfolios in an array of investment styles in multiple classes, including the Fund in this prospectus. This prospectus is not an offer to sell any Fund other than the one listed on its cover. Please call 1-877-691-1118 to request prospectuses for other series of One Group Mutual Funds or the JPMorgan Funds. You should read those prospectuses carefully before determining whether to invest in those Funds.

As a result of these new affiliations, steps to integrate to the greatest extent possible the operations of One Group Mutual Funds and the JPMorgan Funds have been actively considered over the course of the past several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping or duplicative product offerings. At Board meetings held in June and July 2004, Banc One Investment Advisors, JPMIM, the Administrator and JPMorgan Chase Bank discussed various aspects of the proposed integration plan with the Board of Trustees of One Group Mutual Funds and the Board of Directors and Boards of Trustees, as applicable (“Boards”), of the JPMorgan Funds. Banc One Investment Advisors and the Administrator made proposals to the Board of Trustees of One Group Mutual Funds and JPMIM and JPMorgan Chase Bank made proposals to the Boards of the JPMorgan Funds in order to seek to achieve those goals. Banc One Investment Advisors and JPMIM, however, will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide investment advisory services to the One Group Funds and the JPMorgan Funds.

On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved a series of initiatives that are designed to: (i) integrate the operations of the two fund complexes; (ii) streamline the operations and product offerings of the two fund complexes; and (iii) take advantage of potential economies of scale. The integration of the two fund complexes will include, among other things, (i) adopting a common fee structure; (ii) eliminating overlapping or duplicative Funds; (iii) redomiciling each fund complex to a single jurisdiction and single form of declaration of trust; (iv) electing a single board of trustees; (v) proposing certain changes to fundamental investment policies of some of the JPMorgan Funds and all of the One Group Funds; and (vi) engaging a common set of service providers.

•	COMMON FEE STRUCTURE: On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved a series of proposals designed to facilitate the integration of One Group Mutual Funds with the JPMorgan Funds into an integrated fund complex in which all of the Funds have a common pricing structure. The pricing changes, which go into effect on February 19, 2005 unless specifically indicated below, include the following:

•	Lowering the investment advisory fees applicable to many of the One Group Funds. Some of these lower advisory fees for certain of the One Group Funds are also the result of the commitments made by Banc One Investment Advisors to reduce its management fees for certain One Group Funds, which will go into effect prior to February 18, 2005 in the settlement agreement with the New York Attorney General (“NYAG”). Please see the section entitled “Legal Proceedings and Additional Fee and Expense Information;”

•	Imposing a separate non-Rule 12b-1 shareholder servicing fee paid pursuant to a Shareholder Services Agreement with One Group Dealer Services, Inc.;

•	Lowering the administration fees applicable to the Funds by adopting the complex-wide fee structure for administration services currently utilized by the JPMorgan Funds; and

•	Charging custody, fund accounting and transfer agency fees to both the One Group Mutual Funds and the JPMorgan Funds pursuant to a common fee schedule.

As a result of these changes, Banc One Investment Advisors, the Administrator, and the Distributor have contractually agreed to waive or reduce their fees or reimburse the expenses of Class I shares of the Fund offered in this prospectus in an amount that would result in a Net Expense level that is at least as low as the contractual caps currently in effect. These contractual fee waivers or reductions and expense reimbursements will continue in effect through at least October 31, 2006. The fee and expense table for the Fund representing the fees and expenses to be in effect as of February 19, 2005 is set forth below in the section entitled “Fees and Expenses.” Banc One Investment Advisors, the Administrator, and the Distributor are not contractually obligated to continue their agreement to waive fees or reimburse expenses beyond October 31, 2006, and there can be no assurance that they will do so.

•	ELIMINATION OF OVERLAPPING OR DUPLICATIVE PRODUCT OFFERINGS: As part of the plan to integrate the two fund complexes, Banc One Investment Advisors and JPMIM undertook a review of their various product offerings to determine whether there would be any overlapping or duplicative product offerings following the integration of the two fund complexes. At the Board of Trustees meeting held August 12, 2004, Banc One Investment Advisors recommended a series of individual fund mergers, one of which involves the Fund offered in this prospectus. After determining that (1) the investment objectives, investment policies, investment strategies and investment restrictions of the Funds subject to each proposed merger transaction were compatible, (2) each of the proposed mergers would be in the best interests of each affected One Group Fund, and (3) each of the proposed mergers would not result in the dilution of the interests of the One Group Funds or their shareholders, the Board of Trustees approved the following merger transactions involving the Fund offered in this prospectus:

ACQUIRED FUND		ACQUIRING FUND
JPMorgan Bond Fund II (a series of J.P. Morgan Mutual Fund Select Group)	merges with and into	One Group Bond Fund

The merger transaction above is subject to the approval of shareholders of the acquired fund at a shareholder meeting scheduled to be held on January 20, 2005. The merger listed above, if approved by shareholders, is expected to close on or about February 18, 2005, or such later date as the parties to the transaction shall agree.

In the case of the merger listed above, if such merger is approved by the shareholders of the acquired fund, the acquired fund will receive a number of shares of the acquiring fund equal in value to the value of the net assets of the acquired fund being transferred. Following the transfer, each shareholder of the acquired fund will receive a number of shares of the acquiring fund equal in value to the value of that shareholder’s acquired fund shares. The closing of the merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed merger will qualify as a tax-free reorganization for Federal income tax purposes.

•	REDOMICILIATION AS A DELAWARE STATUTORY TRUST: On August 12, 2004, the Board of Trustees of One Group Mutual Funds, a Massachusetts business trust, approved the reorganization and redomiciliation of One Group Mutual Funds into a Delaware statutory trust to be known as JPMorgan Trust II, subject to the approval of the reorganization and redomiciliation transaction by shareholders of the One Group Mutual Funds at a shareholder meeting scheduled to be held on January 20, 2005. If approved, the reorganization and redomiciliation transaction is expected to close on or about February 18, 2005.

•	ELECTION OF A SINGLE BOARD OF TRUSTEES: At the meeting of shareholders of One Group Mutual Funds scheduled to be held on January 20, 2005, shareholders of One Group Mutual Funds will be asked to elect a 13-member Board of Trustees comprised of five of the current seven members of the Board of One Group Mutual Funds and eight of the current 10 members of the Boards of the JPMorgan Funds. If elected by shareholders of One Group Mutual Funds, this 13-member Board of Trustees will take office effective February 19, 2005 and will oversee all of One Group Mutual Funds and the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be asked to amend the Declaration of Trust of One Group Mutual Funds to allow for a Board with more than 10 members.

•	FUNDAMENTAL INVESTMENT POLICIES AND/OR RESTRICTIONS: On August 12, 2004 the Board of Trustees of One Group Mutual Funds voted to recommend that shareholders of the Funds approve the amendment of certain of the Funds’ fundamental investment policies and/or restrictions. The Board of Trustees of One Group Mutual Funds also voted to recommend the elimination of certain fundamental investment restrictions that are not required by the Investment

Company Act of 1940, as amended (“1940 Act”). The proposed changes in the Funds’ fundamental investment policies and/or restrictions are intended to simplify, streamline and standardize certain of the fundamental investment policies and/or restrictions of the Funds that are required under the 1940 Act, while at the same time providing added flexibility to respond to future legal, regulatory, market or technical changes. Although the proposed changes in certain fundamental investment policies and/or restrictions of the Funds will allow the affected Funds greater flexibility to respond to future investment opportunities, Banc One Investment Advisors has indicated to the Board of Trustees of One Group Mutual Funds that it does not anticipate that the changes, either individually or in the aggregate, will result in any material change in the level of investment risk associated with investing in the affected Funds or the manner in which the affected Funds are managed. Shareholders of the Funds will be asked to vote on these proposals at shareholder meetings scheduled to be held January 20, 2005.

•	COMMON SERVICE PROVIDERS: By February 19, 2005, the One Group Mutual Funds and the JPMorgan Funds will have the same administrator, distributor, shareholder servicing agent, transfer and dividend distribution agent, custodian, and fund accounting agent. For One Group Mutual Funds, this will mean certain new service providers.

•	Investment Advice. As mentioned above, Banc One Investment Advisors will continue to serve as investment advisor to the Fund listed in this prospectus. However, as part of the effort to foster a common fee structure, as described above, Banc One Investment Advisors will be reducing the investment advisory fees it charges with respect to many of the Funds. The advisory fee rates that will go into effect on February 19, 2005 are shown in a table below under the heading “Advisory Fees.”

•	Administration. One Group Mutual Funds will continue to have the same administrator. The new fee rate for most equity and fixed income funds, which will be the same as the fee rate in place currently for the equity and fixed income JPMorgan Funds, will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the series of One Group Mutual Funds and the JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the 1940 Act (“Money Market Funds”)); and 0.075% of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the Money Market Funds) over $25 billion. All shareholder servicing and fund accounting activities currently provided under the Management and Administration Agreement with the Administrator will be removed from that Agreement and instead will be put into separate agreements with other service providers, as described below.

One Group Bond Fund

Fees and Expenses

Effective February 19, 2005, the Fund’s fees and expenses will be modified as illustrated in the fee and expense table below. The fees and expenses shown reflect the fees and expenses of the Fund assuming the merger involving the Fund does not occur.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)	CLASS I
Investment Advisory Fees	.30%
Shareholder Service Fees	.25%
Other Expenses[1]	.15%
Total Annual Fund Operating Expenses	.70%
Fee Waiver and/or Expense Reimbursement[2]	(.10)%
Net Expenses	.60%
[1]	Other Expenses have been calculated based on the actual other expenses of the Fund for the fiscal year ended June 30, 2004, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Amended and Restated Management and Administration Agreement had been in effect during the fiscal year ended June 30, 2004. The Amended and Restated Management and Administration Agreement and the new fee rates under that Agreement, which are described above, are effective February 19, 2005.
[2]	Banc One Investment Advisors, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to .60% of the average daily net assets of the Class I shares for the period beginning February 19, 2005 through October 31, 2006.

Examples

The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reflect what you would pay if you either redeemed all of your shares or if you continued to hold them at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses, based upon the fees and expenses in effect for the period commencing February 19, 2005, remain the same. Information provided is based upon the Net Expenses shown in the fee and expense table through October 31, 2006 and Total Annual Fund Operating Expenses thereafter. Your actual costs may be higher or lower than those shown.

ADVISORY FEES

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of the Fund. The table below shows the advisory fee rates in effect through February 18, 2005 and the advisory fee rates that go into effect on February 19, 2005.

1 YEAR[1]	3 YEARS	5 YEARS	10 YEARS
$61	$206	$372	$854
[1] Without contractual fee waivers, 1 Year expenses would be $72.

FUND	RATE THROUGH FEBRUARY 18, 2005	RATE BEGINNING FEBRUARY 19, 2005
One Group® Bond Fund	.60%	.30%

SHAREHOLDER SERVICING FEES

One Group Mutual Funds, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with One Group Dealer Services, Inc. under which One Group Dealer Services, Inc. has agreed to provide certain shareholder services and other related services to the Fund. The Shareholder Servicing Agreement with respect to the Fund in this prospectus will be effective February 19, 2005. For performing these services, One Group Dealer Services, Inc., as shareholder servicing agent, will receive an annual fee of 0.25% of the average daily net assets of the Class I Shares of the Fund. One Group Dealer Services, Inc. may enter into shareholder servicing contracts with affiliated and unaffiliated Financial Intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which One Group Dealer Services, Inc. will pay all or a portion of the annual fee to such Financial Intermediaries for performing such services.

NEW FUND NAME EFFECTIVE FEBRUARY 19, 2005

In connection with the integration of the two fund complexes, the Fund in this prospectus will have a new name effective February 19, 2005. The table below shows the name of the Fund included in this prospectus as of the date of this prospectus along with the name of the Fund effective February 19, 2005.

NAME OF FUND AS OF OCTOBER 29, 2004	NAME OF FUND EFFECTIVE FEBRUARY 19, 2005
One Group® Bond Fund	JPMorgan Core Bond Fund

In addition, also effective February 19, 2005, the Class I Shares of the Fund will become Select Class Shares.

Shareholder Information

VOTING RIGHTS

The Fund does not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change the Fund’s fundamental investment objective or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. The Fund, and each class of shares within the Fund, vote separately on matters relating solely to that Fund or class, or which affect the Fund or class differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally.

DIVIDEND POLICIES

Dividends

The Fund generally declares dividends on the last business day of each month. Dividends are distributed on the first business day of the month. Capital gains, if any, are distributed at least annually. The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.onegroup.com.

The Fund pays dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment.

Dividend Reinvestment

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class. The value of the shares distributed is the NAV determined immediately following the dividend record date.

TAX TREATMENT OF SHAREHOLDERS

Taxation of Distributions

The Fund will distribute substantially all of its net investment income (including, for this purpose, the excess of net short-term capital gains over net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) on at least an annual basis. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of its distributions to be derived from qualified dividend income.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you received them in cash or reinvested them in additional shares through the dividend reinvestment plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term capital gains, depending on your holding period. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Long-term capital gain rates applicable to individuals have been temporarily reduced (in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Taxation of Retirement Plans

Distributions by the Fund to qualified retirement plans generally will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in “Tax Treatment of Shareholders.” If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making such an investment.

Taxation of Zero Coupon Securities

The Fund may acquire certain securities issued with original issue discount (including zero coupon securities). Current federal tax law requires that a holder (such as a Fund) of such a security must include in taxable income a portion of the original issue discount which accrues during the tax year on such security even if a Fund receives no payment in cash on the security during the year. As a regulated investment company intending to qualify for special treatment under the Internal Revenue Code of 1986, as amended, the Fund must pay out substantially all of its net investment income each year, including any original issue discount. Accordingly, the Fund may be required to pay out in income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of investments if necessary. If a distribution of cash necessitates the liquidation of investments, Banc One Investment Advisors will select which securities to sell.

SHAREHOLDER INQUIRIES

If you have any questions or need additional information, please contact the Bank One Corporation Savings and Investment Plan.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to Banc One Investment Advisors. A copy of the Fund’s voting record for the 12-month period ended June 30, 2004 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.onegroup.com. The Fund’s proxy voting record will also be disclosed on a quarterly basis after the close of the quarter. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, beginning with the month of November, the Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each quarter, the Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Funds’ website at www.onegroup.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

Management of the Fund

THE ADVISOR

Banc One Investment Advisors Corporation (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Mutual Funds. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 2004, Banc One Investment Advisors managed over $182 billion in assets.

Banc One Investment Advisors is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. The Distributor and Administrator of the Fund are also indirect, wholly-owned subsidiaries of JPMorgan Chase & Co.

Banc One Investment Advisors Corporation is referred to in this prospectus as “Banc One Investment Advisors” or the “Investment Advisor.”

ADVISORY FEES

Banc One Investment Advisors is paid a fee based on an annual percentage of the average daily net assets of the Fund. For the most recent fiscal year, the Fund paid advisory fees at the following rate:

FUND	ANNUAL RATE AS PERCENTAGE OF AVERAGE DAILY NET ASSETS
One Group® Bond Fund	.39%

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES —REVENUE SHARING AND OTHER ARRANGEMENTS

Banc One Investment Advisors, the Fund’s Distributor, and from time to time, other affiliates of Banc One Investment Advisors, at their own expense and out of their own legitimate profits, provide additional cash incentives to Financial Intermediaries who sell shares of the Fund. Financial Intermediaries include financial advisors, investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plans, and plan sponsors and others, including various affiliates of JPMorgan Chase & Co., such as JPMorgan Chase Bank, Banc One Capital Markets, Bank One Trust Company, N.A., Bank One, N.A. (Chicago), Bank One, N.A. (Ohio) and Banc One Securities Corporation. These additional cash incentives, sometimes referred to as “Revenue Sharing Arrangements,” are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Fund, which are disclosed elsewhere in this prospectus, if applicable. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Fund on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. Banc One Investment Advisors and the Fund’s Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, the Fund’s Distributor may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to the Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC. For information regarding these arrangements, please read “Cash Compensation to Financial Intermediaries” in the Statement of Additional Information.

THE FUND MANAGER

The Fund is managed by a team of portfolio managers and research analysts. The portfolio managers work together to establish general duration, sector and yield curve strategies for the Fund. Each team member makes recommendations about securities to be purchased and sold in the Fund. The research analysts provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Fund.

FUND MANAGER COMPENSATION AND FUND HOLDINGS

Portfolio managers and research analysts are paid a competitive base salary based on their level of experience and external market comparisons to similar positions. To align their interests with those of shareholders, portfolio managers and research analysts also participate in an annual cash incentive compensation program that is tied directly to both short-term and long-term relative investment performance. Relative investment performance is measured against the Fund’s benchmark and/or its Lipper peer group. In addition to any cash incentive award earned as described above, portfolio managers and research analysts are eligible to participate in a deferred compensation plan tied to long-term investment performance that provides up to 100% of the cash incentive award, which vests after three years. Portfolio managers and research analysts are also eligible to participate in the JPMorgan Chase & Co. restricted stock and options programs. Portfolio managers are encouraged to own shares of the Funds they help manage. A list of Fund holdings for each portfolio manager may be found in the Statement of Additional Information.

Legal Proceedings and Additional Fee and Expense Information

On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain mutual funds in One Group Mutual Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, Banc One Investment Advisors entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, Banc One Investment Advisors or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) and the Investment Company Act of 1940, as amended (“1940 Act”), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005.

More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

Mark A. Beeson, the former president and chief executive officer of One Group Mutual Funds and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment advisor or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectus and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of Banc One Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (the sub-adviser to One Group High Yield Bond Fund and One Group Income Bond Fund),

certain officers of One Group Mutual Funds and Banc One Investment Advisors, the current Trustees and a former Trustee. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires Banc One Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between Banc One Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by Banc One Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that Banc One Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Diversified Equity Fund, the Large Cap Value Fund, the Equity Index Fund, the Equity Income Fund, and the Government Bond Fund and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with Banc One Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and Banc One Investment Advisors and its affiliates, as applicable. The Fund offered in this prospectus is not subject to a Reduced Rate.

		NET EXPENSE RATIO		GROSS EXPENSE RATIO
FUND	CLASS	AS OF NOVEMBER 1, 2004	AS OF FEBRUARY 19, 2005	AS OF FEBRUARY 19, 2005
One Group Bond Fund	I	0.60%	0.60%	0.70%

A Fund’s annual return is reduced by its fees and expenses for that year. The example below is intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The example assumes the following:

•	On November 1, 2004, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases of decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and Banc One Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

ONE GROUP BOND FUND	CLASS I
PERIOD ENDED	ANNUAL COSTS	GROSS CUMULATIVE RETURN	NET CUMULATIVE RETURN	NET ANNUAL RETURN
October 31, 2005	$61	5.00%	4.40%	4.40%
October 31, 2006	$64	10.25%	8.99%	4.40%
October 31, 2007	$78	15.76%	13.68%	4.30%
October 31, 2008	$81	21.55%	18.57%	4.30%
October 31, 2009	$85	27.63%	23.67%	4.30%
October 31, 2010	$88	34.01%	28.98%	4.30%
October 31, 2011	$92	40.71%	34.53%	4.30%
October 31, 2012	$96	47.75%	40.32%	4.30%
October 31, 2013	$100	55.13%	46.35%	4.30%
October 31, 2014	$105	62.89%	52.64%	4.30%

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s performance for the last five years or the period of the Fund’s operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

BOND FUND CLASS I	YEAR ENDED JUNE 30,
	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF PERIOD	$11.18	$10.82	$10.59	$10.08	$10.34
Investment Activities:
Net investment income	0.50	0.64	0.69	0.67	0.65
Net realized and unrealized gains (losses) from investments	(0.38)	0.36	0.28	0.50	(0.26)
Total from Investment Activities	0.12	1.00	0.97	1.17	0.39
Distributions:
Net investment income	(0.53)	(0.63)	(0.71)	(0.66)	(0.65)
Net realized gains (losses) on investments	–	(0.01)	(0.03)	–	–
Total Distributions	(0.53)	(0.64)	(0.74)	(0.66)	(0.65)
NET ASSET VALUE, END OF PERIOD	$10.77	$11.18	$10.82	$10.59	$10.08
Total Return	1.13%	9.51%	9.39%	11.85%	3.94%

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)	$4,902,736	$4,365,709	$2,874,707	$2,093,516	$1,687,041
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	4.60%	5.80%	6.35%	6.40%	6.44%
Ratio of expenses to average net assets*	0.81%	0.82%	0.83%	0.83%	0.83%
Portfolio turnover(A)	19.69%	22.93%	31.88%	20.58%	16.19%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated. (A) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

Appendix A

INVESTMENT PRACTICES

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. What follows is a list of some of the securities and techniques utilized by the Fund, as well as the risks inherent in their use. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

Instrument	Risk Type

Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool that provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	Prepayment Market Credit Regulatory
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	Prepayment Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less.	Credit Liquidity Market
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Funds will sell only covered call and secured put options.	Management Liquidity Credit Market Leverage
Certificates of Deposit: Negotiable instruments with a stated maturity.	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Liquidity Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	Market Credit
Corporate Debt Securities: Corporate bonds and non-convertible debt securities.	Market Credit

Instrument	Risk Type

Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	Market Liquidity Management
Fixed Rate Mortgage Loans: Investments in fixed rate mortgage loans or mortgage pools which bear simple interest at fixed annual rates and have short - to long-term final maturities.	Credit Prepayment Regulatory Market
Foreign Securities: Securities issued by foreign companies, as well as commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities.	Market Political Liquidity Foreign Investment
Futures and Related Options: A contract providing for the future sale and purchase of a specified amount of a specified security, class of securities, or an index at a specified time in the future and at a specified price.	Management Market Credit Liquidity Leverage
Inverse Floating Rate Instruments: Floating rate debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	Market Leverage Credit
Investment Company Securities: Shares of other mutual funds, including One Group money market funds and shares of other money market funds for which Banc One Investment Advisors or its affiliates serve as investment advisor or administrator. Banc One Investment Advisors will waive certain fees when investing in funds for which it serves as investment advisor to the extent required by law.	Market
Loan Participations and Assignments: Participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).	Credit Political Liquidity Foreign Investment Market
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans. These include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”).	Prepayment Market Credit Regulatory Leverage

Instrument	Risk Type

Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	Prepayment Market Regulatory Leverage
Municipal Bonds: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal bonds include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	Market Credit Political Tax Regulatory
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Management Credit Market Liquidity
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Market
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest.	Liquidity Management Market Regulatory Tax Prepayment
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Credit Market Liquidity
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	Market Leverage
Securities Lending: The lending of up to 33 1/3% of the Fund’s total assets. In return, the Fund will receive cash, other securities and/or letters of credit as collateral.	Credit Market Leverage

Instrument	Risk Type

Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	Credit Liquidity Market
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage-backed obligations. These include IOs and POs.	Prepayment Market Credit Regulatory
Structured Instruments: Debt securities issued by agencies and instrumentalities of the U.S. government, banks, municipalities, corporations and other businesses whose interest and/or principal payments are indexed to foreign currency exchange rates, interest rates, or one or more other referenced indices.	Market Liquidity Management Credit Foreign Investment
Swaps, Caps and Floors: A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors. Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount.	Management Credit Liquidity Market
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Liquidity Credit Market
Treasury Receipts: TRs, TIGRs and CATS.	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac including funding notes and subordinated benchmark notes.	Market Credit U.S. Govt. Agency
U.S. Treasury Obligations: Bills, notes, bonds, STRIPS, and CUBES.	Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand.	Credit Liquidity Market
When-Issued Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Market Leverage Liquidity Credit

Instrument	Risk Type

Zero Coupon Debt Securities: Bonds and other debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	Credit Market Zero Coupon
Zero-Fixed-Coupon Debt Securities: Zero coupon debt securities which convert on a specified date to interest bearing debt securities.	Credit Market Zero Coupon

This prospectus is intended for use in connection with the Bank One Corporation Savings and Investment Plan. If you want more information about the Fund, the following documents are free upon request:

Annual/Semi-Annual Reports. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”). The SAI provides more detailed information about the Fund and is incorporated into this prospectus by reference.

How Can I Get More Information? You can get a free copy of the semi-annual/ annual reports or the SAI, request other information or discuss your questions about the Fund by calling 1-888-506-401K or by writing the Bank One Corporation Savings and Investment Plan at:

BANK ONE CORPORATION SAVINGS AND INVESTMENT PLAN

MAIL CODE IL1-0002

1 BANK ONE PLAZA

CHICAGO, IL 60670-0002

You can also review and copy the Fund’s reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (“SEC”) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

TOG-F-230 (10/04)